UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2024
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

90 Park Avenue, 9th Floor
New York,	New York	10016
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02	Results of Operations and Financial Condition.
    On November 12, 2024, OUTFRONT Media Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

    The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to this Item 2.02. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
    On November 12, 2024, the Company announced that its board of directors (the “Board of Directors”) has approved a special dividend of $0.75 per share on the Company’s common stock, $0.01 par value per share (the “Common Stock”), payable on December 31, 2024, to stockholders of record at the close of business on November 15, 2024. This special dividend represents the projected balance of 100% of the Company’s 2024 distributable real estate investment trust (“REIT”) income to date over the cash dividends previously paid in 2024.

    Approximately $0.30 per share, or $49.8 million, of the special dividend will be paid in cash (exclusive of cash paid in lieu of fractional shares) (the “Cash Amount”), and approximately $0.45 per share, or $74.7 million, of the special dividend will be paid in shares of Common Stock. Stockholders will have the option to elect to receive their special dividend either in all cash or all shares of Common Stock, however, the aggregate amount of cash to be distributed will be equal to the Cash Amount, with the balance of the special dividend payable in the form of Common Stock. If the aggregate amount of stockholder cash elections exceeds the Cash Amount, then the payment of such cash elections will be made on a pro rata basis to stockholders who made the cash election such that the aggregate amount paid in cash to such stockholders equals the Cash Amount, with the balance paid in shares of Common Stock. Stockholders electing all shares, or failing to make an election, will receive all shares of Common Stock, unless the Cash Amount has not been met, in which case, those stockholders not making an election will receive cash on a pro rata basis until the Cash Amount has been met, with the balance paid in shares of Common Stock. If the Cash Amount has not then been met, the remaining cash will be allocated on a pro rata basis to those electing shares, with the balance paid in shares of Common Stock. Election forms will be mailed to stockholders after the record date, and must be returned before the election deadline of 5:00 p.m., Eastern Standard Time, on December 13, 2024. The Company will pay cash in lieu of issuing any fractional shares, but cash paid in lieu of fractional shares will not count toward the Cash Amount. The amount of shares of Common Stock to be distributed will be determined based on the results of the stockholder elections and the volume weighted average price of the Company’s common stock for the three trading days commencing on December 16, 2024. Equiniti Trust Company, LLC will serve as the Company’s election and disbursing agent.

    To offset the dilutive impact of the Common Stock portion of the special dividend, the Board of Directors also approved a reverse stock split, which we expect to complete in January 2025.

    A copy of the press release announcing the special dividend is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

    The Company has made statements in this Current Report on Form 8-K that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as “expects” or “will” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions related to our capital resources, portfolio performance and results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: declines in advertising and general economic conditions; the severity and duration of pandemics, and the impact on our business, financial condition and results of operations; competition; government regulation; our ability to operate our digital display platform; acquisitions and other strategic transactions that we may pursue could have a negative effect on our results of operations; experiencing a cybersecurity incident; asset impairment charges for our long-lived assets and goodwill; our substantial indebtedness; restrictions in the agreements governing our indebtedness; incurrence of additional debt; interest rate risk exposure from our variable-rate indebtedness; our ability to generate cash to service our indebtedness; cash available for distributions; hedging transactions; the ability of our board of directors to cause us to issue additional shares of stock without common stockholder approval; our failure to remain qualified to be taxed as a REIT; REIT distribution requirements; availability of external sources of capital; we may face other tax liabilities even if we remain qualified to be taxed as a REIT; complying with REIT requirements may cause us to liquidate investments or forgo otherwise attractive investments or business opportunities; our ability to contribute certain contracts to a taxable REIT subsidiary (“TRS”); our planned use of TRSs may cause us to fail to remain qualified to be taxed as a REIT; REIT ownership limits; complying with REIT requirements may limit our ability to hedge effectively; failure to meet the REIT income tests as a result of receiving non-qualifying income; the Internal Revenue Service may deem the gains from sales of our outdoor advertising assets to be subject to a 100% prohibited transaction tax; establishing operating partnerships as part of our REIT structure; and other factors described in our filings with the Securities and Exchange Commission (the “SEC”), including but not limited to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024. All forward-looking statements in this Current Report on Form 8-K apply as of the date of this Current Report on Form 8-K or as of the date they were made and, except as required by applicable law, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Item 9.01	Financial Statements and Exhibits.
    (d) Exhibits. The following exhibits are filed or furnished, as applicable, herewith:

Exhibit Number	Description

99.1	Press Release dated November 12, 2024.

99.2	Press Release dated November 12, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 12, 2024.

99.2	Press Release dated November 12, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: November 12, 2024